MAY 5, 1999

      Supplement to the PaineWebber Financial Services Growth Fund Inc. and
         PaineWebber Utility Income Fund Prospectus Dated August 1, 1998



Dear Investor,

        This is a supplement to the Prospectus of PaineWebber Financial Services Growth Fund Inc. and PaineWebber Utility Income Fund ("Funds").

        THE FOLLOWING REPLACES ANY PRIOR SUPPLEMENTS RELATING TO THE INFORMATION CONTAINED UNDER THE FOLLOWING HEADINGS IN THE "MANAGEMENT" SECTION OF THE FUNDS ON PROSPECTUS P. 26:

FINANCIAL SERVICES GROWTH FUND. The Fund is governed by a board of directors, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Mark Tincher and Andrew B. Dinnhaupt are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in April 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was vice president and directed the U.S. funds management and equity research area and oversaw the management of all Chase U.S. equity funds. Mr. Dinnhaupt is a vice president of Mitchell Hutchins and a financial services analyst. Prior to joining Mitchell Hutchins in July 1996, Mr. Dinnhaupt worked at Summit Bank as an investment officer, portfolio manager, credit analyst and financial services analyst beginning in 1989.


UTILITY INCOME FUND. The Fund is governed by a board of directors, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Mr. Tincher (see above) and Christopher T. Solmssen are primarily responsible for the day-to-day management of the Fund's stock portfolio. James F. Keegan and Julieanna Berry are primarily responsible for day-to-day management of the Fund's bond portfolio. Mr. Solmssen is a Vice President of Mitchell Hutchins and an equity analyst covering utilities, telecommunications and energy. Prior to joining Mitchell Hutchins in January 1998, Mr. Solmssen worked at Sun America Asset Management as an equity analyst beginning in 1995. Mrs. Berry has held her Fund responsibilities since March 1996 and was joined by Mr. Keegan in April 1996. Mrs. Berry is a first vice president of Mitchell Hutchins and has been employed by Mitchell Hutchins as a portfolio manager since 1989. Mr. Keegan is a senior vice president of Mitchell Hutchins and oversees all corporate bond investments. Prior to joining Mitchell Hutchins, Mr. Keegan was the director of fixed income strategy and research at the Merrion Group, L.P. from 1994 to 1995. From 1987 to 1994, he was vice president of global investment management of Bankers Trust Company.